Exhibit 10.1



                     AGREEMENT AND PLAN OF MERGER

     AGREEMENT AND PLAN OF MERGER dated January 1, 1998, by and among SYNAPTX WORLDWIDE, INC., a Utah corporation ("Synaptx"), SYNAPTX CONTROLS, INC., an Illinois corporation and a wholly-owned subsidiary of Synaptx ("Acquisition Corp."), WG CONTROLS, INC., an Illinois corporation ("WG Controls"), and James M. Gleason, Shirley Gleason, Michael Concialdi, and James Gammon (the "WG SHAREHOLDERS"), Illinois residents.


                         W I T N E S S E T H :


          WHEREAS, Acquisition Corp. is a wholly-owned subsidiary of Synaptx;

          WHEREAS, Synaptx desires to acquire the shares of WG
Controls Common Stock and all the common stock of its wholly-owned subsidiary, WG Telecom, INC. ("WG TELECOM") Common Stock through the merger of Acquisition Corp. with and into WG Controls pursuant to the terms hereinafter set forth (the "Merger");

          WHEREAS, the respective Boards of Directors of Synaptx and Acquisition Corp. deem it advisable and in the best interests of Synaptx and Acquisition Corp. that Acquisition Corp. be merged with and into WG Controls upon the terms and conditions hereinafter specified;

          WHEREAS, the respective Board of Directors of WG CONTROLS deem it advisable and in the best interests of WG Controls that Acquisition Corp. be merged with and into WG Controls and upon the terms and conditions hereinafter specified;

          WHEREAS, for Federal income tax purposes, it is intended that the Merger shall qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code");

          WHEREAS, the WG SHAREHOLDERS own all the outstanding capital stock of WG Controls , Inc., an Illinois corporation ("WG CONTROLS") and WG CONTROLS owns all of the issued and outstanding stock of WG Telecom, Inc., also an Illinois corporation ("WG TELECOM") Acquisition Corp. wishes to acquire all of the capital stock of WG CONTROLS and the WG SHAREHOLDERS wish to own common stock and preferred stock in SYNAPTX and to continue to conduct WG CONTROLS' businesses as a subsidiary or subsidiaries of SYNAPTX.

          Accordingly, in consideration of the mutual agreements set forth herein, the parties agree as follows:


                              ARTICLE 1

ADOPTION OF AGREEMENT AND PLAN OF MERGER
----------------------------------------

          1.1 The Merger. At the Effective Time (as defined in Section
              ----------
1.2 herein), in accordance with this Agreement and the relevant provisions of the Illinois Business Corporation Act (the "IBCA"), WG Controls shall be merged with and into Acquisition Corp.. WG Controls shall be the surviving corporation of the Merger and WG Controls shall continue, and be deemed to continue, for all purposes after the Merger, and the existence of Acquisition Corp. shall cease at the Effective Time.

          1.2 Effective Date of the Merger. This Agreement shall be
              ----------------------------
submitted to the stockholders of WG Controls, and to the sole stockholder of Acquisition Corp., for approval as soon as practicable after the execution of this Agreement. Subject to the terms and conditions hereof, upon the authorization , approval and adoption hereof by the affirmative vote of the holders of at least a majority of the outstanding shares of each of WG Controls Common Stock and Acquisition Corp. Common Stock entitled to vote thereon as provided by the IBCA, a Certificate of Merger (the "Certificate of Merger") meeting the requirements of the IBCA shall be executed, verified and acknowledged as required by the provisions of the IBCA and be delivered to the Secretary of State of Illinois for filing (the time of such filing being the "Effective Time" and the date of such filing being the "Effective Date").

          1.3 Surviving Corporation; Certificate of Incorporation of
              ------------------------------------------------------
Surviving Corporation. Following the Merger, WG Controls and WG
---------------------
Telecom shall continue to exist under, and be governed by, the laws of the State of Illinois. The Certificate of Incorporation of WG Controls, as in effect on the Closing Date, shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation. The corporate existence of each of Acquisition Corp. and WG Telecom shall terminate upon the Effective Time.

          1.4 Merger Consideration; Conversion of WG Controls Common
              ------------------------------------------------------
Stock and Cancellation of Acquisition Corp. Common Stock. (a) At the
--------------------------------------------------------
Effective Time, by virtue of the Merger and without any action on the part of Acquisition Corp., WG Controls, WG Telecom or the holders of any shares of WG Controls Common Stock the total of three thousand five hundred (3,500) shares of WG Controls Common Stock issued and outstanding immediately prior to the Effective Time shall be converted into the right to receive (i) a total of two hundred eighty-five thousand seven hundred fifteen (285,715) shares of Synaptx Common Stock, (ii) one hundred thirty-seven thousand one hundred forty-three (137,143) shares of Synaptx Preferred Stock,. and (iii) two hundred seventy thousand dollars ($270,000.00) in cash in accordance with the terms of Section 1.7, as defined below.

          (b) At the Effective Time, each share of Acquisition Corp. Common Stock issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of Synaptx, be cancelled and cease to exist.

          1.4.1 Call Option for SYNAPTX Preferred Stock.  As described
                ---------------------------------------
in Section 1.4, above, SYNAPTX will issue SYNAPTX Preferred Stock to the WG SHAREHOLDERS who will have the right of conversion of said shares into SYNAPTX Common Stock. Since the rights of ownership of the SYNAPTX Preferred Stock requires the distribution of dividends which represent a cash drain to SYNAPTX, it is agreed that SYNAPTX will have the right to call the SYNAPTX Convertible Preferred Stock upon SYNAPTX Common Stock achieving a closing price average for a consecutive sixty
(60) day trading period of five dollars and twenty-five cents ($5.25) (the "Call Option"). Upon election of the Call Option, Synaptx will require the cancellation of the SYNAPTX Convertible Preferred Stock which will be replaced with ninety-two thousand three hundred eighty-one (92,381) shares of SYNAPTX common stock.

          1.5 Exchange of Certificates. (a) Prior to the Effective
              ------------------------
Time, Synaptx shall effectuate the delivery of the Merger consideration provided for in Section 1.4 to holders of WG Controls Common Stock upon surrender of their certificates ("Certificates") for their shares of WG Controls Common Stock.

          (b) As of the Effective Time, Synaptx shall provide, or shall take all steps necessary to provide, the Merger consideration pursuant to Section 1.4 (a) in exchange for the shares of WG Controls Common Stock, Synaptx shall make the deliveries of the Merger consideration required in respect of the Merger.

          (c) Upon surrender of a Certificate to Synaptx, duly executed, the holder of such Certificate shall be entitled to receive in exchange therefor the Merger consideration provided for in Section
1.4 (a), and the Certificate so surrendered shall forthwith be cancelled. The Merger consideration shall be delivered to such holder as promptly as practicable and (except as hereinafter provided) in no event later than twenty (20) days after proper delivery of the applicable Certificates to Synaptx.

          1.6 No Fractional Shares. No certificates or scrip for
              --------------------
fractional shares of Synaptx Common Stock or Synaptx Preferred Stock will be issued and no such fractional share interest shall entitle the owner thereof to vote or to any rights of or as a stockholder of Synaptx. In lieu of issuing any such fractional shares to which a holder of WG Controls Common Stock would otherwise be entitled to receive, Synaptx shall round up or down to the nearest whole share.

          1.7 Cash for WG CONTROLS STOCK. Subject to the terms and
              --------------------------
conditions of this Agreement, SYNAPTX agrees to issue to the WG
SHAREHOLDERS in addition to the SYNAPTX STOCK described in Section 1.1, above, cash, as follows:

          (a) One Hundred Twenty-five Thousand Dollars ($125,000.00) on the first anniversary date of Closing, as defined below,
          (b) One Hundred Twenty-five Thousand Dollars ($125,000.00) on the second anniversary date of Closing, as defined below, and
          (c) Twenty Thousand Dollars ($20,000.00) on the third anniversary date of Closing, as defined below.

          1.8 Contingent Issuance of SYNAPTX Common Stock. Subject to
              -------------------------------------------
the terms and conditions of this Agreement, SYNAPTX agrees to issue to the WG SHAREHOLDERS a maximum value of $1,000,000 worth of SYNAPTX Common Stock ("Earn-out Bonus") as an incentive to achieve the Level One Results or Level Two Results (and as hereinafter defined) as reflected on Exhibit 1.8, to be issued over calendar year ends, specifically December 31, 1998 and 1999 (the "Earn-out Period" for each calendar year end or collectively the "Earn-out Periods"), to the existing WG SHAREHOLDERS who are employed by WG Controls as of the date ninety (90) days after each of the next two SYNAPTX calendar year results, specifically, December 31, 1998, and 1999 ("Payout Date" for each calendar year end or collectively the "Payout Dates"). The Level One Results and Level Two Results represent threshold levels of amounts to be realized after the Closing covering the total of Commission Revenues and the total Earnings before Taxes, both of which must be achieved, as recorded on the consolidated books and records of WG CONTROLS for each Earn-out Period in accordance with generally accepted accounting principles ("Level One Results" and "Level Two Results", respectively). The Earn-out Bonus as reflected on Exhibit
1.8 represents the dollars payable for the respective Level One Results and Level Two Results specified on Exhibit 1.8 achieved ("Earn-out Bonus Realized"). Earn-out Bonus Realized is payable in shares of Synaptx Common Stock based on the number of shares resulting from the formula of Earn-out Bonus Realized divided by the average closing price of SYNAPTX Common Stock for every trading day in the month of January, following the calendar year end, as published for the stock exchange on which the SYNAPTX Common Stock is traded or as quoted on the electronic bulletin board if the SYNAPTX Common Stock is not so traded, rounded up to the next whole share of SYNAPTX Common Stock.

          1.9 Closing. The exchange of SYNAPTX STOCK for WG CONTROLS
              -------
COMMON STOCK shall take place at a closing (the "Closing") at such place as shall be mutually agreed to by the parties at 10:00 a.m. on or before January 1, 1998, or as soon as practicable thereafter upon the satisfaction or waiver of the conditions to Closing set forth in
Article 5 and in Section 7.1.1. The date on which the Closing takes place is referred to as the "Closing Date." At the Closing, each WG SHAREHOLDER shall deliver to SYNAPTX stock certificates representing the WG CONTROLS Stock owned by such WG SHAREHOLDERS, duly endorsed for transfer or with duly executed stock powers attached, together with such other documents as SYNAPTX may reasonably request prior to the Closing. At the Closing, SYNAPTX shall deliver to each WG SHAREHOLDER a stock certificate representing the SYNAPTX STOCK issued to such WG SHAREHOLDERS in exchange for his or her WG CONTROLS Stock, together with such other documents as each WG SHAREHOLDER may reasonably request prior to the Closing. The parties agree to execute such additional documents after the Closing as may be necessary or desirable to carry out the terms of this Agreement.

                               ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF WG SHAREHOLDERS
-------------------------------------------------

     The WG SHAREHOLDERS, jointly (except where otherwise expressly indicated to the contrary) and severally, represent and warrant as follows:

          2.1 Organization. To the best of their knowledge, WG
              ------------
CONTROLS is duly incorporated, validly existing and in good standing under the laws of the State of its incorporation, is qualified to do business as a foreign corporation in each other jurisdiction in which the failure to be so qualified would have a material adverse effect on the transactions contemplated by this Agreement or on the business, financial condition or results of operation of WG CONTROLS, and has full corporate power and authority to conduct its business as presently conducted and to enter into and perform this Agreement.

          2.2 Authorization. Each WG SHAREHOLDER represents and
              -------------
warrants that he or she has full power, capacity and authority to execute, deliver and perform this Agreement. This Agreement has been duly executed and delivered by such WG SHAREHOLDER and (assuming the due execution and delivery by the other parties hereto) constitutes the legal, valid and binding agreement of such WG SHAREHOLDER enforceable against such person in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights and remedies generally and by general principles of equity. The WG SHAREHOLDERS shall, at the Closing, provide a fully executed resolution of the WG CONTROLS' Board of Directors indicating that there are no existing conditions that preclude the transaction as defined in Article 1 and authorizing such exchange as documented by a Plan of Reorganization that references those actions to accomplish the tax free result intended by the parties in this transaction which will be incorporated within this WG CONTROLS Board of Directors resolution.

          2.3 No Consents, Conflicts. Each WG SHAREHOLDER represents
              ----------------------
and warrants that (a) no consent, approval or other action by any governmental authority or third party is required in connection with the execution, delivery and performance of this Agreement by such WG CONTROLS Shareholder; and (b) neither the execution, delivery or performance of this Agreement by such WG SHAREHOLDERS will (i) violate, conflict with or result in a breach of any provision of or constitute a default or an event which with notice or lapse of time or both, would constitute a default under WG CONTROLS' articles of incorporation or by-laws or any agreement or obligation to which WG CONTROLS or such WG SHAREHOLDERS are a party or by which either of such persons may be bound or affected where such violation, conflict, breach or default would have a material adverse effect on the transactions contemplated by this Agreement, or (ii)violate any order, writ, injunction, decree, statute, rule or regulation applicable to WG CONTROLS or such WG SHAREHOLDERS where such violation would have a material adverse effect on the transactions contemplated by this Agreement.

          2.4 Financial Statements. The WG SHAREHOLDERS have
              --------------------
previously delivered to SYNAPTX the balance sheets and related statements of income, shareholders' equity and cash flows as of and for the calendar year period ended December 31, 1996 and for the eleven month period ended November 30, 1997 (the "Financial Statements"). The Financial Statements have been prepared in accordance with WG CONTROLS' books and records, present fairly in all material respects the financial position, results of operations, shareholders' equity and cash flows for the periods then ended. There has been no material adverse change in the business, financial condition, results of operations or prospects of WG CONTROLS since December 31, 1996. Except as disclosed in the Financial Statements, WG CONTROLS does not have any liabilities, commitments or obligations (whether accrued, absolute, contingent or otherwise), other than obligations incurred since the date of the Financial Statements in the ordinary course of business and consistent with past practice and none of which has or will have a material adverse effect, on the business, financial condition, results of operations or prospects of WG CONTROLS.

          2.5 Compliance, No Litigation. To the best of their
              -------------------------
knowledge, WG CONTROLS is in material compliance with all applicable federal, state, local and foreign laws, ordinances, orders, rules and regulations and with all agreements, commitments or obligations to which it is a party or by which it or any of its assets may be bound. To the best of their knowledge, there is no proceeding, investigation or inquiry pending or threatened against WG CONTROLS, its business or any of its assets, nor is there any basis for any such proceeding, investigation or inquiry. Neither WG CONTROLS nor, to the best of their knowledge, its business or any of its assets is subject to any judgment, order, writ or injunction of any court, arbitrator or governmental agents or instrumentality.

          2.6 Authorized Capital Stock. The authorized capital stock
              ------------------------
of WG Controls, Inc. consists of five thousand (5,000) shares of common stock, of which three thousand five hundred (3,500) shares are issued and outstanding, all of which are owned by the WG SHAREHOLDERS. All the outstanding shares of WG CONTROLS Stock have been validly issued and are fully paid and non assessable. There are no outstanding options, warrants, rights or other commitments obligating WG CONTROLS to issue any of its capital stock. The capital stock held by the WG SHAREHOLDERS are not pledged to any bank or to other lenders to support loans and debt provided to WG CONTROLS or personally to any individual or multiple WG SHAREHOLDERS.

          2.7 Title to WG CONTROLS Stock. Each of the WG SHAREHOLDERS
              --------------------------
owns the WG CONTROLS Stock to be transferred to SYNAPTX at the Closing, free and clear of all liens, claims and encumbrances, and at the Closing, SYNAPTX will acquire good and valid title to such WG CONTROLS Stock, free and clear of all liens, claims and encumbrances.

          2.8 Investment Representations. Each WG SHAREHOLDER
              --------------------------
represents and warrants that he or she has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the SYNAPTX STOCK in exchange for the WG CONTROLS Stock owned by such WG SHAREHOLDERS, and has been given the opportunity to examine all documents and ask questions of, and receive answers from representatives of SYNAPTX concerning the terms and conditions of such exchange and the financial condition, business and prospects of SYNAPTX, and to obtain such additional information as he or she deemed necessary in connection with the transaction contemplated by this agreement. The SYNAPTX STOCK to be acquired by such WG SHAREHOLDERS pursuant to this agreement is for such person's own account for investment and not with a view to the public distribution thereof, and such WG SHAREHOLDERS will not effect any transfer of such SYNAPTX STOCK except pursuant to an effective registration statement under the Securities Act of 1933 or exemptions from registration thereunder and in compliance with all applicable state securities laws. Each WG SHAREHOLDER understands that the SYNAPTX STOCK to be received by such person at the Closing will bear appropriate restrictive legends referred to the foregoing transfer restrictions.

          2.9 Reliance on Own Tax Advisors. The WG SHAREHOLDERS are
              ----------------------------
relying on their own tax advisors in connection with determining the tax consequences to them of the transactions contemplated by this Agreement and is not relying on SYNAPTX or SYNAPTX' attorneys, accountants officers or advisors for any such advice.

          2.10 Brokers and Finders. Neither WG CONTROLS nor any of its
               -------------------
shareholders, officers, directors or agents are liable for any brokers' or finders' fees or expenses in connection with this Agreement or the transactions contemplated hereby.

          2.11 No Misrepresentations. Neither this Agreement nor any
               ---------------------
document executed or to be executed by any WG SHAREHOLDER in connection with the transactions contemplated hereby contains or will contain when executed any untrue statement of a material fact or omits or will omit when executed to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading.

                              ARTICLE 2A

REPRESENTATIONS AND WARRANTIES OF WG SHAREHOLDERS
-------------------------------------------------

     The WG SHAREHOLDERS, jointly (except where otherwise expressly indicated to the contrary) and severally, represent and warrant as follows:

          2A.1 Organization. To the best of their knowledge, WG
               ------------
TELECOM is duly incorporated, validly existing and in good standing under the laws of the State of its incorporation, is qualified to do business as a foreign corporation in each other jurisdiction in which the failure to be so qualified would have a material adverse effect on the transactions contemplated by this Agreement or on the business, financial condition or results of operation of WG TELECOM, and has full corporate power and authority to conduct its business as presently conducted and to enter into and perform this Agreement.

          2A.2 Authorization. Each WG SHAREHOLDER represents and
               -------------
warrants that he or she has full power, capacity and authority to execute, deliver and perform this Agreement. This Agreement has been duly executed and delivered by such WG SHAREHOLDER and (assuming the due execution and delivery by the other parties hereto) constitutes the legal, valid and binding agreement of such WG SHAREHOLDER enforceable against such person in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights and remedies generally and by general principles of equity. The WG SHAREHOLDERS shall, at the Closing, provide a fully executed resolution of the WG TELECOM Board of Directors indicating that there are no existing conditions that preclude the transaction as defined in Article 1 and authorizing such exchange as documented by a Plan of Reorganization that references those actions to accomplish the tax free result intended by the parties in this transaction which will be incorporated within this WG TELECOM's Board of Directors resolution.

          2A.3 No Consents, Conflicts. Each WG SHAREHOLDER represents
               ----------------------
and warrants that (a) no consent, approval or other action by any governmental authority or third party is required in connection with the execution, delivery and performance of this Agreement by such WG TELECOM Shareholder; and (b) neither the execution, delivery or performance of this Agreement by such WG TELECOM's sole shareholder will (i) violate, conflict with or result in a breach of any provision of or constitute a default or an event which with notice or lapse of time or both, would constitute a default under WG TELECOM's articles of incorporation or by-laws or any agreement or obligation to which WG TELECOM or such WG SHAREHOLDERS are a party or by which either of such persons may be bound or affected where such violation, conflict, breach or default would have a material adverse effect on the transactions contemplated by this Agreement, or (ii)violate any order, writ, injunction, decree, statute, rule or regulation applicable to WG TELECOM or such WG SHAREHOLDERS where such violation would have a material adverse effect on the transactions contemplated by this Agreement.

          2A.4 Financial Statements. The WG SHAREHOLDERS have
               --------------------
previously delivered to SYNAPTX the balance sheets and related statements of income, shareholders' equity and cash flows as of and for the calendar year period ended December 31, 1996 and for the eleven month period ended November 30, 1997 (the "Financial Statements"). The Financial Statements have been prepared in accordance with WG TELECOM's books and records, present fairly in all material respects the financial position, results of operations, shareholders' equity and cash flows for the periods then ended. There has been no material adverse change in the business, financial condition, results of operations or prospects of WG TELECOM since December 31, 1996. Except as disclosed in the Financial Statements, WG TELECOM does not have any liabilities, commitments or obligations (whether accrued, absolute, contingent or otherwise), other than obligations incurred since the date of the Financial Statements in the ordinary course of business and consistent with past practice and none of which has or will have a material adverse effect, on the business, financial condition, results of operations or prospects of WG TELECOM.

          2A.5 Compliance, No Litigation. To the best of their
               -------------------------
knowledge, WG TELECOM is in material compliance with all applicable federal, state, local and foreign laws, ordinances, orders, rules and regulations and with all agreements, commitments or obligations to which it is a party or by which it or any of its assets may be bound. To the best of their knowledge, there is no proceeding, investigation or inquiry pending or threatened against WG TELECOM, its business or any of its assets, nor is there any basis for any such proceeding, investigation or inquiry. Neither WG TELECOM nor, to the best of their knowledge, its business or any of its assets is subject to any judgment, order, writ or injunction of any court, arbitrator or governmental agents or instrumentality.

          2A.6 Authorized Capital Stock. The authorized capital stock
               ------------------------
of WG Telecom, Inc. consists of five thousand (5,000) shares of common stock, of which one thousand five hundred (1,500) shares are issued and outstanding all of which are owned by WG CONTROLS. All the outstanding shares of WG TELECOM Stock have been validly issued and are fully paid and non assessable. There are no outstanding options, warrants, rights or other commitments obligating WG TELECOM to issue any of its capital stock. The capital stock held by WG CONTROLS is not pledged to any bank or to other lenders to support loans and debt provided to WG TELECOM or personally to any individual or multiple WG SHAREHOLDERS.

          2A.7 Title to WG TELECOM Stock. Each of the WG SHAREHOLDERS
               -------------------------
owns the WG TELECOM Stock to be transferred to SYNAPTX at the Closing, free and clear of all liens, claims and encumbrances, and at the Closing, SYNAPTX will acquire good and valid title to such WG TELECOM Stock, free and clear of all liens, claims and encumbrances.

          2A.8 Investment Representations. Each WG SHAREHOLDER
               --------------------------
represents and warrants that he or she has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the SYNAPTX STOCK in exchange for the WG CONTROLS Stock owned by such WG SHAREHOLDERS, and has been given the opportunity to examine all documents and ask questions of, and receive answers from representatives of SYNAPTX concerning the terms and conditions of such exchange and the financial condition, business and prospects of SYNAPTX, and to obtain such additional information as he or she deemed necessary in connection with the transaction contemplated by this agreement. The SYNAPTX STOCK to be acquired by such WG SHAREHOLDERS pursuant to this agreement is being acquired for such person's own account for investment and not with a view to the public distribution thereof, and such WG SHAREHOLDERS will not effect any transfer of such SYNAPTX STOCK except pursuant to an effective registration statement under the Securities Act of 1933 or exemptions from registration thereunder and in compliance with all applicable state securities laws. Each WG SHAREHOLDER understands that the SYNAPTX STOCK to be received by such person at the Closing will bear appropriate restrictive legends referred to the foregoing transfer restrictions.

          2A.9 Reliance on Own Tax Advisors. The WG SHAREHOLDERS are\
               ----------------------------
relying on their own tax advisors in connection with determining the tax consequences to them of the transactions contemplated by this Agreement and is not relying on SYNAPTX or SYNAPTX' attorneys, accountants officers or advisors for any such advice.

          2A.10 Brokers and Finders. Neither WG TELECOM nor any of its
                -------------------
shareholders, officers, directors or agents are liable for any brokers' or finders' fees or expenses in connection with this Agreement or the transactions contemplated hereby.

          2A.11 No Misrepresentations. Neither this Agreement nor any
                ---------------------
document executed or to be executed by any WG SHAREHOLDER in connection with the transactions contemplated hereby contains or will contain when executed any untrue statement of a material fact or omits or will omit when executed to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading.


                               ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF SYNAPTX
-----------------------------------------

     SYNAPTX represents and warrants as follows:

          3.1 Organization. SYNAPTX is duly incorporated, validly
              ------------
existing and in good standing under the laws of the State of its incorporation, is qualified to do business as a foreign corporation in each other jurisdiction in which the failure to be so qualified would have a material adverse effect on the transactions contemplated by this Agreement or on the business, financial condition or results of operations of SYNAPTX, and has full corporate power and authority to conduct its business as presently conducted and to enter into and perform this Agreement.

          3.2 Authorization. SYNAPTX has full power, capacity and
              -------------
authority to execute, deliver and perform this Agreement. This Agreement has been duly executed and delivered by SYNAPTX and (assuming the due execution and delivery by the other parties hereto) constitutes the legal, valid and binding agreement of SYNAPTX enforceable against SYNAPTX in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights and remedies generally and by general principles of equity. SYNAPTX shall, at the Closing, provide a fully executed resolution of the SYNAPTX Board of Directors indicating that there are no existing conditions that preclude the transaction as defined in Section 1.1 and authorizing such exchange as documented by a Plan of Reorganization that references those actions to accomplish the tax free result intended by the parties in this transaction which will be incorporated within this SYNAPTX Board of Directors resolution.

          3.3 No Consents, Conflicts. No consent, approval or other
              ----------------------
action by any governmental authority or third party is required in connection with the execution, delivery and performance of this Agreement by SYNAPTX and neither the execution, delivery or performance of this Agreement by SYNAPTX will (i) violate, conflict with or result in a breach of any provision of, or constitute a default or an event which with notice or lapse of time or both, would constitute a default under SYNAPTX' articles of incorporation or by-laws or any agreement or obligation to which SYNAPTX is a party or by which it may be bound or affected where such violation, conflict, breach or default would have a material adverse effect on the transactions contemplated by this Agreement, or (ii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to SYNAPTX where such violation would have a material adverse effect on the transactions contemplated by this Agreement.

          3.4 Business of SYNAPTX. SYNAPTX has previously delivered to
              -------------------
the WG SHAREHOLDERS the balance sheets and related statements of income, shareholders' equity and cash flows as of and for the fiscal year period ended August 31, 1997 and the condensed financial statement information included in the fiscal year end and first quarter 1997-1998 Investor Quarterly Update (the "Financial Statements"). The Financial Statements have been prepared in accordance with the SYNAPTX books and records, present fairly in all material respects the financial position, results of operations, shareholders' equity and cash flows for the periods then ended. There has been no material adverse change in the business, financial condition, results of operations or prospects of SYNAPTX since the date of SYNAPTX Financial Statements referred to above. Except as disclosed in such balance sheet and as otherwise herein specifically noted, SYNAPTX does not have any liabilities, commitments or obligations (whether accrued, absolute, contingent or otherwise), other than obligations incurred since the date of the Financial Statements in the ordinary course of business and consistent with past practice and none of which has or will have a material adverse effect, on the business, financial conditions, results of operations or prospects of SYNAPTX. SYNAPTX is contemplating and plans to close an acquisition of Primus Marketing Associates, Inc. ("Primus"), a sales representative organization of whom WG SHAREHOLDERS are familiar with the plan that Primus will operate in and provide sales representative services for product service companies in the Northwestern United States.

          3.5 Compliance, No Litigation. SYNAPTX is in material
              -------------------------
compliance with all applicable federal, state, local and foreign laws, ordinances, orders, rules and regulations and with all agreements, commitments or obligations to which it is a party or by which it or any of its assets may be bound. There is no proceeding, investigation or inquiry pending or threatened against SYNAPTX, its business or any of its assets, nor is there any basis for any such proceeding, investigation or inquiry. Neither SYNAPTX nor its business or any of its assets is subject to any judgment, order, writ or injunction of any court, arbitrator or governmental agency or instrumentality.

          3.6 Authorized Capital Stock. The authorized capital stock
              ------------------------
of the Company is 35,000,000 shares, consisting of 10,000,000 shares of Preferred Stock, $.001 par value per share, none of which are issued or outstanding and 25,000,000 shares of Common Stock, $.001 par value per share, of which 5,208,660 shares have been validly issued and are outstanding as of December 30, 1997.

          3.7 Title to SYNAPTX Stock. The SYNAPTX STOCK to be issued
              ----------------------
to each WG SHAREHOLDER will be duly and validly issued, fully paid and non assessable, and each WG SHAREHOLDER will acquire title to the SYNAPTX STOCK to be issued to such person hereunder free and clear of all liens, claims and encumbrances. Additionally, the SYNAPTX Board of Directors and a majority of the then Synaptx shareholders have approved a stock option plan providing for the issuance of 1,450,000 shares of SYNAPTX Common Stock of which options representing the right to purchase 636,371 shares of SYNAPTX Common Stock are issued with exercise prices ranging from $0.091 to $3.70 per share. Also, the SYNAPTX Board of Directors has approved the issuance of stock warrants representing the right to purchase 200,006 shares of SYNAPTX Common Stock with an exercise price from $0.454 to $1.36 per share.

          3.8 Investment Representations. SYNAPTX represents and
              --------------------------
warrants that it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the WG CONTROLS Stock in exchange for the SYNAPTX STOCK, and has been given the opportunity to examine all documents and ask questions of and receive answers from representatives of WG CONTROLS concerning the terms and conditions of such exchange and the financial condition, business and prospects of WG CONTROLS, and to obtain such additional information as it deems necessary in connection with the transactions contemplated by this Agreement the WG CONTROLS Stock to be acquired by SYNAPTX pursuant to this Agreement is being acquired for SYNAPTX' own account for investment and not with a view to the public distribution thereof, and SYNAPTX will not effect any transfer of such WG CONTROLS Stock except pursuant to an effective registration statement under the Securities Act of 1933 or exemptions from registration thereunder and in compliance with all applicable state securities laws. SYNAPTX understands that the WG CONTROLS Common Stock to be received by SYNAPTX at the Closing will bear appropriate restrictive legends referred to the foregoing transfer restrictions. SYNAPTX agrees to comply with Blue Sky Laws in the State of Illinois.

          3.9 Reliance on Own Tax Advisers. SYNAPTX is relying on
              ----------------------------
their own tax advisors in connection with determining the tax consequences to them of the transactions contemplated by this Agreement and are not relying on WG CONTROLS or WG CONTROLS' attorneys, accountants, officers or advisors for any such advice.

          3.10 Brokers and Finders. Neither SYNAPTX nor any of its
               -------------------
shareholders, officers, director or agents is liable for any brokers' or finders' fees or expenses in connection with this Agreement or the transactions contemplated hereby.

          3.11 No Misrepresentations. Neither this Agreement nor any
               ---------------------
document executed or to be executed by SYNAPTX in connection with the transactions contemplated hereby contains or will contain when executed any untrue statement of a material fact or omits or will omit when executed to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

                               ARTICLE 4

ACTIONS PRIOR TO CLOSING
------------------------

          4.1 Ordinary Course. From the date hereof until the Closing,
              ---------------
each WG SHAREHOLDER agrees to use reasonable best efforts to cause WG CONTROLS to conduct its business only in the ordinary course, consistent with past practice.

          4.2 Best Efforts. Each party agrees to use reasonable best
              ------------
efforts to cause the fulfillment at the earliest practicable date of all the conditions to the Closing.

          4.3 Access. During the period prior to Closing, SYNAPTX
              ------
shall give each WG CONTROLS Shareholder, and the WG SHAREHOLDERS shall cause WG CONTROLS to give SYNAPTX, and their respective representatives reasonable access during normal business hours to all of its books and records, and to cause to be furnished to each other and their representatives all information with respect to their respective businesses and affairs as the other may reasonably request.

          4.4 Plan of Reorganization. WG CONTROLS and SYNAPTX will
              ----------------------
effect a Plan of Reorganization that documents the actions it is taking to accomplish transactions in accordance with tax free intent of the parties, including the WG SHAREHOLDERS, WG CONTROLS and SYNAPTX, as defined in Section 1.1 above.

                               ARTICLE 5

CONDITIONS TO CLOSING
---------------------

          5.1 WG CONTROLS Shareholder' Obligations to Close. Each and
              ---------------------------------------------
every obligation of each WG SHAREHOLDER to be performed on the Closing Date shall be subject to the satisfaction or waiver of each of the following conditions:

          5.1.1 Representations, Warranties and Covenants. The
                -----------------------------------------
representations and warranties of SYNAPTX set forth in this Agreement shall be true and correct in all material respects when made and as of the Closing Date as though such representations and warranties were made on and as of the Closing Date, and SYNAPTX shall have performed all obligations required to be performed by it under this Agreement on or before the Closing Date.

          5.1.2 Tax Consequences. The WG SHAREHOLDERS shall have
                ----------------
determined, in consultation with their own tax advisors, that the transactions to be consummated at the Closing will not result in taxable income to them (the parties agree to use reasonable best efforts to restructure the transactions contemplated hereby in the event that the WG SHAREHOLDERS are unable to make such a determination, so that the foregoing condition can be satisfied).

          5.1.3 Employment Agreements. SYNAPTX shall have caused to
                ---------------------
enter into an employment agreement with each WG CONTROLS key employee in substantially the form set forth for each such WG SHAREHOLDER in
Exhibit 5.1.3.

          5.1.4 Non-Competition Agreements. SYNAPTX shall have caused
                --------------------------
each WG SHAREHOLDER to enter into a non-competition agreement with each WG CONTROLS key employee in substantially the form set forth for each such WG SHAREHOLDER in Exhibit 5.1.4.

          5.1.5 WG CONTROLS Shareholder Approval. The Merger shall be
                --------------------------------
approved by the requisite number of shareholders or amount of voting common stock of WG CONTROLS as required under Illinois law.

          5.2 SYNAPTX' Obligations to Close. Each and every obligation
              -----------------------------
of SYNAPTX to be performed on the Closing Date shall be subject to the satisfaction or waiver of each of the following conditions:

          5.2.1 Representations, Warranties and Covenants. The
                -----------------------------------------
representations and warranties of each WG SHAREHOLDER set forth in this Agreement shall be true and correct in all material respects when made and as of the Closing Date as though such representations and warranties were made on and as of the Closing Date, and each WG SHAREHOLDER shall have performed all obligations required to be performed by such person under this Agreement on or before the Closing Date.

          5.2.2 Tax Consequences. SYNAPTX shall have determined, in
                ----------------
consultation with their own tax advisors, that the transactions to be consummated at the Closing will not result in taxable income to them (the parties agree to use reasonable best efforts to restructure the transactions contemplated hereby in the event that SYNAPTX is unable to make such a determination, so that the foregoing condition can be satisfied).

          5.2.3 Employment Agreements. Each of the WG CONTROLS and WG
                ---------------------
TELECOM key employees shall have entered into the Employment
Agreements referred to in Section 5.1.3.

          5.2.4 Non-Competition Agreements. Each of the WG CONTROLS
                --------------------------
and WG TELECOM key employees shall have entered into the non-competition Agreements referred to in Section 5.1.4.

          5.2.5 Simultaneous Closing. Each and all of the WG
                --------------------
Shareholders shall consummate this Agreement and all associated agreements contemplated hereby on or before the Closing date.

          5.2.6 WG CONTROLS Shareholder Approval. The Merger shall be
                --------------------------------
approved by the requisite number of shareholders or amount of voting common stock of WG CONTROLS as required under Illinois law.

                               ARTICLE 6

TERMINATION
-----------

          6.1 Termination by Either Party. This Agreement may be
              ---------------------------
terminated, without liability, by SYNAPTX or by the WG SHAREHOLDERS if the terminating party is not itself in default hereunder by written notice of such election to the other if the closing has not occurred by January 31, 1998.

          6.2 Breach. In the event of any breach by one or more WG
              ------
SHAREHOLDER hereunder, including a breach of representations and warranties, prior to the Closing, SYNAPTX shall have the option to (i) terminate this Agreement, (ii) close the transactions contemplated hereby notwithstanding such breach, or (iii) seek specific performance of this Agreement. In the event of a breach by SYNAPTX hereunder, including a breach of representations and warranties, prior to the Closing, the WG SHAREHOLDERS shall have the options to (i) terminate this Agreement, (ii) close the transactions contemplated hereby notwithstanding such breach, or (iii) seek specific performance of this Agreement.

                               ARTICLE 7

POST-CLOSING COVENANTS
----------------------

          7.1 Post-Closing Covenants of SYNAPTX. SYNAPTX covenants
              ---------------------------------
from and after the Closing as follows:

          7.1.1 Stock Plans. SYNAPTX agrees to use reasonable best
                -----------
efforts to implement within one hundred twenty (120) days after the Closing Date a stock purchase program for the executives of WG
CONTROLS.

          7.2 Operation of WG CONTROLS and WG TELECOM Business
              ------------------------------------------------
Following the Closing. The parties agree as follows with respect to
---------------------
the operation of WG CONTROLS and WG TELECOM business following the
Closing:

          7.2.1 Location. WG CONTROLS and WG TELECOM shall continue to
                --------
conduct its business at its present facilities in Arlington Heights, Illinois and Milwaukee, Wisconsin until such time as the SYNAPTX Board and the SYNAPTX Board of Directors mutually agree that a change would be beneficial to the business of SYNAPTX and its subsidiaries taken as a whole.

                               ARTICLE 8

OTHER
-----

          8.1 Survival. The representations and warranties set forth
              --------
in Articles 2, 2A and 3 shall survive the Closing for a period of six
(6) months. WG CONTROLS and each WG SHAREHOLDER agrees to defend, indemnify and hold harmless SYNAPTX and SYNAPTX agrees to defend, indemnify and hold harmless each WG SHAREHOLDER for any damages, losses, liabilities or claims incurred by the other as a result of the breach by the other of such representations and warranties made by it herein.

          8.2 Miscellaneous. This Agreement may be amended only in
              -------------
writing signed by the party against whom enforcement is sought. This Agreement may not be assigned by any party hereto without the prior written consent of the other parties. This Agreement shall be governed and construed in accordance with the laws of the State of Illinois, without regard to principles of conflicts of law. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original. The headings contained in this Agreement are only for convenience and shall not affect the meaning or interpretation of this Agreement. The invalidity or unenforceability of any provision of this Agreement shall not affect any other provisions of this Agreement, which shall remain in full force and effect. Each party agrees that the others would be irreparably harmed in the event of any breach of this Agreement. Accordingly, the parties agree that each shall be entitled to specific performance of this Agreement and to injunctive relief to prevent any breach of this Agreement. In the event of any litigation arising out of or relating to this Agreement, the prevailing party shall be entitled to reasonable attorney's and expenses from the losing party.

          COMPANY                   SIGNATURE              NAME AND TITLE
          -------                   ---------              --------------

Synaptx Worldwide, Inc.
-----------------------
                                                            Richard E. Hanik,
                              /s/ Richard E. Hanik          Secretary
                              ----------------------

      (Corporate Seal)



WG Controls, Inc.
-----------------
                                                            James M. Gleason,
                              /s/ James M. Gleason          Shareholder
                              ----------------------


                                                            Shirley Gleason,
                              /s/ Shirley Gleason           Shareholder
                              ----------------------


                                                            Michael Concialdi,
                              /s/ Michael Concialdi         Shareholder
                              ----------------------


                                                            James Gammon,
                              /s/ James Gammon              Shareholder
                              ----------------------


      (Corporate Seal)

                                                           Exhibit 1.4
                                                           -----------

          Exchange of WG CONTROLS STOCK for SYNAPTX STOCK
          -----------------------------------------------


----------------------------------------------------------------------
  WG SHAREHOLDERS        WG CONTROLS        SYNAPTX        SYNAPTX
  ---------------        -----------        -------        -------
                           Shares        Common Stock     Preferred
                           ------        ------------     ---------
                                                            Stock
                                                            -----
----------------------------------------------------------------------
 James M. Gleason,           2,450          199,999         96,001
 Shareholder

----------------------------------------------------------------------
 Shirley Gleason,              350           28,572         13,714
 Shareholder

----------------------------------------------------------------------
 Michael Concialdi,            350           28,572         13,714
 Shareholder

----------------------------------------------------------------------
 James Gammon,                 350           28,572         13,714
 Shareholder

----------------------------------------------------------------------
     Totals                  3,500          285,715        137,143
----------------------------------------------------------------------

                                                           Exhibit 1.8
                                                           -----------

                    Contingent Issuance of SYNAPTX STOCK
                    ------------------------------------


                                COMMISSION     EARNINGS      EARN-OUT BONUS
                                ----------     --------      --------------
    EARN--OUT PERIOD             REVENUES     BEFORE TAXES        AMOUNT
    ----------------             --------     ------------        ------

Period starting with Closing
Date and Ending December 31,
1998:
   Level One Results            $1,900,000     $700,000         $300,000
   Level Two Results            $2,400,000     $900,000         $500,000

Twelve Month Period Ending
December 31, 1999:
   Level One Results            $2,100,000      $800,000        $300,000
   Level Two Results            $2,800,000    $1,000,000        $500,000